UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2024

Commission File Number: 0-23153

Track Group, Inc.
(Exact name of registrant as specified in its charter.)

Delaware	87-0543981
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

200 E 5th Ave, Suite 100, Naperville, Illinois 60563
(Address of principal executive offices)

(877) 260-2010
(Registrant’s Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 1, 2024, Track Group, Inc. (the “Company”) announced the entry into a Stock Purchase Agreement dated October 29, 2024, by and between the Company and Inversiones Santa Hortensia SpA, a stock corporation organized under the laws of Chile (“ISA”) (the “Agreement”), pursuant to which the Company agreed to sell to ISA all of the issued and outstanding shares of capital stock of Track Group – Chile SpA (“Track Group Chile”) beneficially owned by the Company (the “Shares”).  The purchase price of the Shares was $1.0 million USD, which amount will be paid at the closing of the transactions contemplated by the Agreement.

In connection with the execution of the Agreement, the Company and ISA entered into certain related agreements, including a Track Group Chile Transition Services Agreement, the OTD Sale and Service Agreement and the Trademark License Agreement (together, the “Related Agreements”).  Under the terms of the Related Agreements, the Company will (i) sell and continue to provide Track Group Chile with certain offender Tracking Devices, and related software and will provide the necessary technical service regarding the products it sells and/or supplies to Track Group Chile; (ii) provide certain transition services to Track Group Chile; and (iii) license to Track Group Chile the right to use the trademark Track Group.

The foregoing summary of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, the form of which is filed as Exhibit 10.1 and is hereby incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See Item 1.01.

Item 7.01. Regulation FD Disclosure

A copy of the Press Release announcing the sale of Track Group Chile is attached hereto and furnished Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed financial information of the Company giving effect to the Transaction is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

10.1*+	Stock Purchase Agreement by and between Inversiones Santa Hortensia SpA and the Company, dated October 29, 2024.
99.1	Press Release dated, November 1, 2024
99.2	Unaudited pro forma condensed financial information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the SEC.

+	Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain portions of this exhibit have been redacted. Redacted information is indicated by [***].

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRACK GROUP, INC.

Date: November 4, 2024	By:	/s/ James A. Berg
James A. Berg
Chief Financial Officer